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                                                                    EXHIBIT 24-1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 27, 1995 included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-11983.

                                                /s/ Arthur Andersen, LLP
                                                ------------------------
                                                ARTHUR ANDERSEN, LLP

Philadelphia, Pa
April 25, 1995